UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 25, 2020 (February 20, 2020)

L BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or another jurisdiction of incorporation)	1-8344 (Commission File Number)	31-1029810 (IRS Employer Identification No.)

Three Limited Parkway, Columbus, OH	43230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 415-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.50 par value per share	LB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Transaction Agreement

On February 20, 2020, L Brands, Inc., a Delaware corporation (the “Company”), and SP VS Buyer LP, a Delaware limited partnership (“Buyer”), entered into a Transaction Agreement (the “Transaction Agreement”), which sets forth, among other things, the terms and conditions pursuant to which the Company will (i) transfer certain assets and liabilities relating to its business conducted under the Victoria’s Secret and PINK brands (the “VS Business”) to a newly formed subsidiary of the Company (“VS Holdco”), and (ii) sell 55% of the equity interests of VS Holdco to Buyer for a purchase price equal to 55% of $1,168,000,000.00 in cash, subject to adjustments for net tangible assets, debt and debt-like items and cash, as calculated in accordance with the terms set forth in the Transaction Agreement. Buyer is a newly-formed entity and an affiliate of Sycamore Partners Management, L.P. (“Sycamore”). The Company, through its subsidiaries, will remain an equity investor in VS Holdco and retain 45% of the equity interests of VS Holdco.

The Company and Buyer have made customary representations, warranties and covenants in the Transaction Agreement. From the date of the Transaction Agreement until the closing of the transactions contemplated thereby (the “Transaction Closing”), the Company is required to conduct the VS Business in the ordinary course and to comply with certain covenants regarding the operation of the VS Business. Consummation of the transactions contemplated by the Transaction Agreement is subject to various conditions, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (ii) the receipt of approval under the Competition Act of Canada, (iii) the absence of any applicable law, injunction or other judgment that prohibits the Transaction Closing, (iv) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Transaction Agreement and (v) the completion of certain restructuring transactions.

The Transaction Agreement provides the Company and Buyer with certain termination rights, including the right to terminate if the transactions contemplated by the Transaction Agreement have not been completed by August 20, 2020, which date may be extended by either party to November 20, 2020 under certain circumstances where the restructuring transactions have not been completed pending regulatory approvals. Subject to certain limitations, the Company and Buyer have agreed to indemnify each other for losses arising from certain breaches of the Agreement and certain other liabilities.

At the Transaction Closing, VS Holdco, one or more subsidiaries of the Company (“L Brands Partner”) and Buyer will enter into a limited partnership agreement in the form attached to the Transaction Agreement (the “VS Operating Agreement”). The VS Operating Agreement will provide, among other things, that:

•	VS Holdco will be managed by the board of managers of its general partner (the “VS Board”), consisting of five managers. Immediately following the Transaction Closing, Buyer will have the right to appoint three managers and L Brands Partner will have the right to appoint two managers. L Brands Partner will have the right to designate one manager if it holds less than 50%, but at least 25%, of the equity interests in VS Holdco that it held as of the Transaction Closing, and will not have the right to designate any managers if it ceases to hold at least 25% of the equity interests in VS Holdco that it held as of the Transaction Closing.

•	For a period of three years after the Transaction Closing, neither L Brands Partner nor Buyer will be permitted to transfer its equity interests in VS Holdco, except to certain permitted transferees, without the prior written consent of the other party. Thereafter, each of L Brands Partner and Buyer will be able to transfer its equity interests in VS Holdco to a third party, subject to a right of first offer in favor of the other.

•	For so long as L Brands Partner holds at least 50% of the equity interests in VS Holdco that it held as of the Transaction Closing, L Brands Partner will have certain consent rights over the operations of VS Holdco, including over significant acquisitions and dispositions and the incurrence of certain indebtedness.

•	Until the earlier of such time that L Brands is no longer a limited partner of VS Holdco and the consummation of an initial public offering of VS Holdco, L Brands Partner and its affiliates will be prohibited from engaging in a business competitive with the VS Business as conducted as of the Transaction Closing, subject to certain exceptions, and VS Holdco will be prohibited from engaging in a business competitive with certain businesses of the Company and its subsidiaries as conducted as of the Transaction Closing, subject to certain exceptions.

•	Distributions will generally be made to L Brands Partner and Buyer on a pro rata basis, except that in the event of certain extraordinary events, namely, a liquidation of VS Holdco, a sale of VS Holdco or non-ordinary course asset sales made after 18 months after the date of the Transaction Agreement, first, Buyer will receive an amount of proceeds equal to its original investment in VS Holdco, second, L Brands Partner will receive 75% of all remaining proceeds until such time that L Brands Partner has received its pro rata share of all proceeds and distributions previously made by VS Holdco, and third, all remaining proceeds will be distributed on a pro rata basis to the limited partners of VS Holdco.

The foregoing description of the Transaction Agreement and the VS Operating Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Transaction Agreement and the VS Operating Agreement, which are attached as Exhibit 2.1 hereto and are incorporated herein by reference.

The Transaction Agreement governs the contractual rights between the parties thereto in relation to the transactions contemplated by the Transaction Agreement. The Transaction Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Transaction Agreement, and is not intended to provide, modify or supplement any information about the Company, Buyer or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Transaction Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company, the VS Business or Buyer. The representations and warranties contained in the Transaction Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the closing of the transactions contemplated thereby if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

Upon the closing of the transactions contemplated by the Transaction Agreement, Leslie H. Wexner will resign as Chief Executive Officer of the Company.

Nicholas P. M. Coe, who was previously serving as Chief Executive Officer of Bath & Body Works, was appointed to a new role as Vice Chairman of Bath & Body Works Brand Strategy and New Ventures, effective on February 20, 2020.

Andrew Meslow has been appointed as the Chief Executive Officer of Bath & Body Works. Mr. Meslow, 50, will be appointed by the Board as Chief Executive Officer and as a director of the Company, effective upon the closing of the transactions contemplated by the Transaction Agreement. Mr. Meslow joined the Company in 2003 as a Senior Vice President at Victoria’s Secret Stores. From 2004 to 2005, he was a Senior Vice President at the Company. From 2005 to 2007, he was the Chief Financial Officer of Bath & Body Works. From 2007 to 2012, he was the Chief Administrative Officer of Bath & Body Works. Since 2012, he has been the Chief Operating Officer of Bath & Body Works. There is no arrangement or understanding between Mr. Meslow and any other person pursuant to which he was selected as an officer or as a director. There are no family relationships between Mr. Meslow and any director or executive officer of the Company, and Mr. Meslow is not a party to any transaction in which the Company is a participant.

Allan R. Tessler, E. Gordon Gee and Raymond Zimmerman informed the Board that each of them is retiring from the Board, effective as of the Company’s 2020 annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Transaction Agreement, dated as of February 20, 2020, by and between L Brands, Inc. and SP VS Buyer LP.*
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Certain schedules, annexes, exhibits and appendices have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any such schedules, annexes, exhibits and appendices to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Current Report on Form 8-K or made by the Company or its management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

•	the risk that the transaction is not consummated, including the risk that required regulatory approvals for such transaction may not be obtained;
•	diversion of our management’s attention away from other business concerns;
•	the ongoing obligations of our company in connection with the transaction;
•	general economic conditions, consumer confidence, consumer spending patterns and market disruptions including severe weather conditions, natural disasters, health hazards, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
•	the seasonality of our business;
•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
•	our ability to grow through new store openings and existing store remodels and expansions;
•	our ability to successfully expand internationally and related risks;
•	our independent franchise, license and wholesale partners;
•	our direct channel businesses;
•	our ability to protect our reputation and our brand images;
•	our ability to attract customers with marketing, advertising and promotional programs;
•	our ability to protect our trade names, trademarks and patents;
•	the highly competitive nature of the retail industry and the segments in which we operate;
•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

o	political instability, significant health hazards, environmental hazards or natural disasters;

o	duties, taxes and other charges;

o	legal and regulatory matters;

o	volatility in currency exchange rates;

o	local business practices and political issues;

o	potential delays or disruptions in shipping and transportation and related pricing impacts;

o	disruption due to labor disputes; and

o	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;
•	fluctuations in foreign currency exchange rates;
•	stock price volatility;
•	our ability to pay dividends and related effects;
•	our ability to maintain our credit rating;
•	our ability to service or refinance our debt;
•	shareholder activism matters;
•	our ability to retain key personnel;
•	our ability to attract, develop and retain qualified associates and manage labor-related costs;
•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;
•	fluctuations in energy costs;
•	increases in the costs of mailing, paper and printing;
•	claims arising from our self-insurance;
•	liabilities arising from divested businesses;
•	our ability to implement and maintain information technology systems and to protect associated data;
•	our ability to maintain the security of customer, associate, third-party or company information;
•	our ability to comply with regulatory requirements;
•	legal and compliance matters; and
•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any forward-looking statements in this Current Report on Form 8-K to reflect circumstances existing after the date of this Current Report on Form 8-K or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in Item 1A. Risk Factors in our 2019 Annual Report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L BRANDS, INC.

By:	/s/ Stuart B. Burgdoerfer
	Name:	Stuart B. Burgdoerfer
	Title:	Executive Vice President and Chief Financial Officer

Date: February 25, 2020